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                                                                   EXHIBIT 10.61

                         FIRST AMENDMENT TO AGREEMENT OF
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS
                -----------------------------------------------

     This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Amendment") is made and entered into as of this 30th day of June, 1997, by and between MAZDA MOTOR OF AMERICA, INC., a California corporation ("Seller"), and KILROY REALTY L.P., a Delaware limited partnership ("Buyer"), with respect to the following:

                                R E C I T A L S
                                - - - - - - - -

          A. Buyer and Seller are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated June 12, 1997 (the "Purchase Agreement"), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, certain property in Irvine, California, more particularly described in the Purchase Agreement as the "Property."

          B. Defined terms which are used in this Amendment without definition have the meanings given to the them in the Purchase Agreement.

          C. Buyer and Seller desire to confirm the satisfaction of certain conditions set forth in the Purchase Agreement as more particularly provided in this Amendment below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                               A G R E E M E N T
                               - - - - - - - - -

          1. The form of Lease to which Buyer and Seller have agreed pursuant to the terms of Paragraph 7(c)(i) of the Purchase Agreement is attached to this Amendment. The Roof Issue described in Paragraph 7(c)(ii) of the Purchase Agreement has been resolved as provided in the Lease attached hereto, and the parties acknowledge by execution of this Amendment that the conditions set forth in Paragraph 7(c) of the Purchase Agreement have been satisfied.

          2. In all other respects, the Purchase Agreement remains unmodified and in full force and effect.

          3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first written above.

     "Buyer"                         KILROY REALTY L.P., a
                                     Delaware limited partnership

                                     By:  Kilroy Realty Corporation, a Maryland
                                          corporation,
                                          Its General Partner

                                          By:__________________________
                                             Print Name:_______________
                                             Print Title:______________

     "Seller"                        MAZDA MOTOR OF AMERICA, INC., a
                                     California corporation

                                     By:_______________________________
                                        Print Name:____________________
                                        Print Title:___________________